EXHIBIT 31.1

                                  CERTIFICATION

I, David M. Kavanagh, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Grant Park Futures Fund Limited Partnership; and

2. Based on my knowledge, this Amendment No. 1 to the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 8, 2005

                                             /s/ David M. Kavanagh
                                             -------------------------------
                                             David M. Kavanagh
                                             President
                                             (principal executive officer)
                                             Dearborn Capital Management, L.L.C.
                                             General Partner